UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 19, 2019

HMS HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-50194	11-3656261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5615 High Point Drive, Irving, Texas 75038
(Address of Principal Executive Offices) (Zip Code)

(214) 453-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 par value	HMSY	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2019, the Board of Directors (the “Board”) of HMS Holdings Corp. (the “Company”), upon the recommendation of the Nominating and Governance Committee of the Board, appointed Katherine Baicker and Jeffrey Rideout as directors of the Company, effective June 20, 2019, each to serve for an initial term expiring at the Company’s 2020 annual meeting of shareholders and until his or her successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal from office. The Board has determined that Dr. Baicker and Dr. Rideout are each an “independent director” as defined in the Nasdaq Listing Rules.

For their services as a director, Dr. Baicker and Dr. Rideout will participate in the Company’s standard compensation arrangements for non-employee directors, as described in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 12, 2019. In addition, the Company expects to enter into an indemnification agreement with each of Dr. Baicker and Dr. Rideout in the form previously filed as an exhibit to the Company’s Quarterly Report on Form 10-Q as filed with the SEC on August 6, 2018, pursuant to which the Company provides indemnification and advancement of expenses to indemnitees to the fullest extent permitted by applicable law, subject to the terms and conditions of the indemnification agreement.

There are no arrangements or understandings between Dr. Baicker or Dr. Rideout and any other person pursuant to which Dr. Baicker or Dr. Rideout was selected as a director of the Company. Dr. Baicker and Dr. Rideout have no direct or indirect material interests in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On June 20, 2019, the Company issued a press release announcing the appointment of Dr. Baicker and Dr. Rideout to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01 — “Regulation FD Disclosure” of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description
99.1	Press Release of HMS Holdings Corp., dated June 20, 2019

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS HOLDINGS CORP.

Date: June 20, 2019	By:	/s/ Meredith W. Bjorck
Meredith W. Bjorck
Executive Vice President, Chief Legal Officer and Corporate Secretary